U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)

                                  May 21, 2002


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


               0-22889                                 06-1453896
        Commission File Number              (I.R.S. Employer Identification No.}


   535 Migeon Avenue, Torrington, CT                      06790
(Address of Principal Executive Offices)                (Zip code)


                                 (860) 489-9254
              (Registrant's Telephone Number, Including Area Code)



               (Former Name, Former Address and Former Fiscal Year
                         if Changed Since Last Report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As reported in a Form 8-K dated January 25, 2002, as amended by Form 8-K/A dated April 24, 2002, Royal Precision, Inc. (the "Company") received a letter from its independent public accountant, Arthur Andersen LLP ("Andersen") stating that the client-auditor relationship between Andersen and the Company would cease upon completion of the quarterly review for the quarter ending February 28, 2002. Andersen later determined that it would not conduct such quarterly review. Following the filing of the Company's Report on Form 10-Q for the quarter ended February 28, 2002, the Company received a letter from Andersen (dated April 8, 2002 but not received by the Company until April 17, 2002) stating that Andersen is amending Andersen's January 25, 2002 letter and confirming that the client-auditor relationship between the Company and Andersen is ceasing immediately and that the quarterly review for the quarter ended February 28, 2002 would not be conducted by Andersen. The decision by Andersen reflects its resignation.

On May 21, 2002, the Company and Ernst & Young LLP ("E&Y) signed an engagement letter whereby E&Y has agreed to audit and report on the financial statements of the Company for the year ending May 31, 2002 and, in addition, will review the Company's unaudited quarterly information included in Form 10-Q for the quarter ended February 28, 2002. E&Y has not yet performed its review of the Company's unaudited quarterly information included in Form 10-Q for the quarter ended February 28, 2002.

During the Company's two most recent fiscal years, and the subsequent interim period prior to engaging E&Y, the Company did not consult with E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements; nor (ii) any matter that was either the subject of any disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to Item 4 of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 4 of Item 304 of Regulation S-K).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Letter from Arthur Andersen LLC to Office of the Chief Accountant, Securities and Exchange Commission dated April 24, 2002 (incorporated by reference from Exhibit 99.2 to Form 8-K/A dated April 24,
2002).

          99.2 Press release announcing the engagement of Ernst & Young as the Company's auditors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        ROYAL PRECISION, INC.

Dated: May 24, 2002                     By /s/ John C. Lauchnor
                                           -------------------------------------
                                           John C. Lauchnor, President

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
                                  EXHIBIT INDEX

EXHIBIT
 99.1 Letter from Arthur Andersen LLC to Office of the Chief Accountant, Securities and Exchange Commission dated February 1, 2002 (incorporated by reference from Exhibit 99.2 of the Company's Form 8-K/A dated April 24, 2002).*

 99.2 Press release announcing the engagement of Ernst & Young as the Company's auditors.

*    Incorporated by reference

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